UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 11, 2009
WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-2979 (Commission File Number)	No. 41-0449260 (I.R.S. Employer Identification No.)
420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 1-866-878-5865
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8 — Financial Statements and Supplementary Data
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-12.(a)
EX-12.(b)
EX-23
EX-99.1

Item 8.01. Other Events
     Wells Fargo & Company (the Company) is filing on this Form 8-K revisions to certain items included in its Annual Report on Form 10-K for the year ended December 31, 2008, to reflect, for all periods presented, a realignment of the Company’s operating segments effective January 1, 2009. The realignment of operating segments resulted from the Company’s merger with Wachovia Corporation, which was effective December 31, 2008. In addition, the revised consolidated financial statements and related notes thereto and other financial information reflect the Company’s January 1, 2009, adoption of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51 (FAS 160), the disclosure provisions of which are required to be applied retrospectively.
     The realignment of the Company’s operating segments did not change the Company’s consolidated results of operations or financial position for any periods presented. The adoption of FAS 160 required that noncontrolling interests (previously referred to as minority interests) be reported as a component of total equity in the Company’s consolidated balance sheet. Prior to adoption of FAS 160, such noncontrolling interests were included in other liabilities. FAS 160 also changed the way that noncontrolling interests are presented within the consolidated income statement, such that the income statement reflects results attributable to both the Company’s interests and noncontrolling interests. The results attributable to the Company’s interests (Wells Fargo net income) did not change upon adoption of FAS 160.
     This filing on Form 8-K amends the following enumerated items included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008:
Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8 — Financial Statements and Supplementary Data
     This filing does not change any information contained in any other item of the Company’s Form 10-K as originally filed on February 27, 2009. This filing also does not reflect events that have occurred after the original filing date of the Form 10-K, except as described above with respect to adoption of FAS 160.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
12(a)	Computation of Ratios of Earnings to Fixed Charges

12(b)	Computation of Ratios of Earnings to Fixed Charges and Preferred Dividends

23	Consent of KPMG LLP

99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data from Wells Fargo & Company’s Annual Report on 10-K for the year ended December 31, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 11, 2009	WELLS FARGO & COMPANY
	By:	/s/ RICHARD D. LEVY
Richard D. Levy
Executive Vice President and Controller (Principal Accounting Officer)